UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange LLC
Preferred Stock Purchase Rights	RRD	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 29, 2021, R. R. Donnelley & Sons Company (the “Company”) issued a press release announcing that the Company has received from a strategic party an unsolicited non-binding “Alternative Acquisition Proposal” as defined in the previously announced Agreement and Plan of Merger, by and among Chatham Delta Parent, Inc., Chatham Delta Acquisition Sub, Inc. and the Company (the “Merger Agreement”), to acquire all of the outstanding shares of the Company’s common stock for $11.00 per share in cash, subject to other terms and conditions (the “Strategic Party Proposal”), and that the Board of Directors of the Company has determined that such Strategic Party Proposal would reasonably be expected to lead to a “Superior Proposal” (as defined in the Merger Agreement). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 29, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This document includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of the Company by affiliates of Chatham Asset Management, LLC (the “Transaction”). These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv)

unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties that will be described in the proxy statement, which will be available from the sources indicated below, that the Company intends to file in connection with the Transaction (the “Proxy Statement”). These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Transaction. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, the Company intends to file the Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive Proxy Statement (if and when available) will be mailed to the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Information about the Company’s directors and executive officers can be found under “Board of Directors” and “Executive Leadership Team” in the Governance section of the Company’s investor relations website at investor.rrd.com, in the Company’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on April 13, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 24, 2021, in the Company’s Current Reports on Form 8-K filed with the SEC on May 24, 2021, June 2, 2021 and July 30, 2021 and in Forms 3, 4 and 5 filed by such persons with the SEC. Additional information regarding the identity of the participants and their direct and indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed by the Company with the SEC in connection with the Transaction. You may obtain free copies of the Proxy Statement and those other materials and the other SEC filings described in this paragraph through the website maintained by the SEC at www.sec.gov or through the Company’s investor relations website at investor.rrd.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: December 29, 2021	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President, General Counsel

Exhibit 99.1

RRD Receives Unsolicited Non-Binding Proposal to Acquire RRD for $11.00 Per Share in Cash

Board Determines Proposal Would Reasonably Be Expected to Lead to a “Superior Proposal”

Chicago, December 29, 2021 – R. R. Donnelley & Sons Company (“RRD” or the “Company”) announced today the receipt of an unsolicited non-binding “Alternative Acquisition Proposal” as defined in its previously announced definitive merger agreement with affiliates of Chatham Asset Management, LLC (“Chatham”), dated as of December 14, 2021 (the “Chatham Merger Agreement”), from a strategic party (the “Strategic Party”) to acquire all of the outstanding shares of RRD’s common stock for $11.00 per share in cash, subject to other terms and conditions (the “Strategic Party Proposal”). Under the terms of the Chatham Merger Agreement, affiliates of Chatham have agreed to acquire the Company for $10.85 per share in cash. As previously announced, on November 27, 2021, RRD had received a non-binding proposal from the Strategic Party to acquire all of the outstanding shares of RRD’s common stock for $10.00 per share in cash, subject to other terms and conditions.

On December 29, 2021, the Board of Directors of the Company (the “Board”) determined, in good faith after consultation with its outside financial advisor and legal counsel, that the Strategic Party Proposal would reasonably be expected to lead to a “Superior Proposal” (as defined in the Chatham Merger Agreement). At this time, the Board has not determined that the Strategic Party Proposal constitutes a Superior Proposal, and there can be no assurances that a transaction will result from the Strategic Party Proposal or that any alternative transaction will be entered into or consummated.

RRD today also confirmed receipt of a letter from Chatham (the “Chatham Letter”) regarding the Strategic Party Proposal, which had previously been shared with Chatham as required by the Chatham Merger Agreement. In the Chatham Letter, Chatham stated its belief that the Strategic Party Proposal does not constitute, and would not reasonably be expected to lead to, a Superior Proposal, and that it is Chatham’s belief that a conclusion otherwise by the Board would be a breach of the Company’s obligations under the Chatham Merger Agreement. Chatham further stated in the Chatham Letter its belief that the Company is not permitted to engage in negotiations or discussions with, or to furnish nonpublic information or data to, the Strategic Party.

Under the Chatham Merger Agreement, the Company is required to pay a $12 million expense reimbursement to Chatham (the “Expense Reimbursement”) if the Company terminates the Chatham Merger Agreement in order to enter into a definitive merger agreement with respect to the Strategic Party Proposal. In addition, the Company would be required to reimburse Chatham for the $20 million payment previously made by Chatham to cover the termination fee due under the Company’s now-terminated definitive merger agreement with affiliates of Atlas Holdings LLC (the “Atlas Termination Fee Refund”). In the Strategic Party Proposal, the Strategic Party has stated it would agree to pay both the Expense Reimbursement and the Atlas Termination Fee Refund to Chatham on the Company’s behalf in such event.

At this time, the Company remains subject to the Chatham Merger Agreement and is complying with the terms and conditions of the Chatham Merger Agreement, which remain in effect unless and until the Chatham Merger Agreement is terminated. Accordingly, subject to and as required by the Chatham Merger Agreement, the Board has not made a “Change of Recommendation” (as defined in the Chatham Merger Agreement), reaffirms its recommendation of the Chatham Merger Agreement and rejects all “Alternative Acquisition Agreements” (as defined in the Chatham Merger Agreement). In addition, as required by the Chatham Merger Agreement, the Company will file a preliminary proxy statement in respect of the transactions contemplated by the Chatham Merger Agreement.

The Company does not intend to disclose developments with respect to this process unless and until it determines it is appropriate to do so, subject to the terms of the Chatham Merger Agreement.

The foregoing description of the Chatham Merger Agreement and the transactions contemplated thereby is subject to, and is qualified in its entirety by reference to, the full terms of the Chatham Merger Agreement, which RRD has filed on Form 8-K.

Centerview Partners LLC is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to RRD.

About RRD

RRD is a leading global provider of multichannel business communications services and marketing solutions. With 30,000 clients and 33,000 employees across 28 countries, RRD offers the industry’s most comprehensive offering of solutions designed to help companies—from Main Street to Wall Street—optimize customer engagement and streamline business operations across the complete customer journey. RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to create, manage, deliver, and optimize their marketing and business communications strategies.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of RRD by affiliates of Chatham (the “Transaction”). These forward-looking statements are based on RRD’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by RRD, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm RRD’s business, including current plans and operations; (v) the ability of RRD to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting RRD’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which RRD operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect RRD’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact RRD’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring RRD to pay expense reimbursements to affiliates of Chatham under the Chatham Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as RRD’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to RRD’s business, including those detailed under the heading “Risk Factors” and elsewhere in RRD’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties that will be described in

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the proxy statement, which will be available from the sources indicated below, that RRD intends to file in connection with the Transaction (the “Proxy Statement”). These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on RRD’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Transaction. These forward-looking statements speak only as of the date they are made, and RRD does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, RRD intends to file the Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive Proxy Statement (if and when available) will be mailed to RRD stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by RRD, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through RRD’s investor relations website at investor.rrd.com or by contacting the RRD investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

RRD and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from RRD stockholders in connection with the Transaction. Information about RRD’s directors and executive officers can be found under “Board of Directors” and “Executive Leadership Team” in the Governance section of RRD’s investor relations website at investor.rrd.com, in RRD’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on April 13, 2021, in RRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 24, 2021, in RRD’s Current Reports on Form 8-K filed with the SEC on May 24, 2021, June 2, 2021 and July 30, 2021 and in Forms 3, 4 and 5 filed by such persons with the SEC. Additional information regarding the identity of the participants and their direct and indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed by RRD with the SEC in connection with the Transaction. You may obtain free copies of the Proxy Statement and those other materials and the other SEC filings described in this paragraph through the website maintained by the SEC at www.sec.gov or through RRD’s investor relations website at investor.rrd.com.

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